================================================================================









                               KENNEDY-WILSON INC.

                          ----------------------------

                           LOAN AND WARRANT AGREEMENT

                          ----------------------------



                                  June 3, 1998










================================================================================

                           LOAN AND WARRANT AGREEMENT


         This agreement is entered into this 3rd day of June, 1998, by and between Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), and FBR Asset Investment Corporation, a Virginia corporation (the "Investor"), and the parties hereto agree to the following:

         1. Capitalization and Warrant.

         The Company proposes to issue and sell (i) a promissory note bearing interest at 12% per annum and in the aggregate principal amount of up to $10,000,000 (the "Promissory Note"), and (ii) a warrant (the "Warrant") to purchase shares of common stock of the Company, par value $0.01 per share (the "Common Stock").

         2. Promissory Note, Warrant and Stock Purchase Right.

         Subject to the terms and conditions of this agreement (the "Agreement") and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to the Investor and the Investor agrees to purchase on the date hereof the Promissory Note and for the Warrant.

         2.1. Promissory Note. The Promissory Note shall bear interest at the rate of 12% per annum payable monthly on the last day of each month beginning in July 1998 on the daily outstanding principal of the Promissory Note. Interest shall be calculated on the basis of actual days and a year of 365 days. The Investor will advance same-day funds to the Company in an aggregate amount up to $10,000,000 from time to time on the fourth business day following receipt by the Investor of a written request for an advance. Advances will be made in increments of $100,000. All outstanding principal and interest accrued and unpaid shall be due and payable at the close of business on the first to occur of (i) consummation after the date hereof of an underwritten public offering of shares of Common Stock ("a Public Offering") and (ii) December 3, 1998. The Promissory Note may be prepaid in whole at any time by the Company without penalty and shall be in the form attached hereto as Exhibit A. If any date set for payment is not a business day, payment shall be made on and interest shall accrue until the next business day.

         2.2. The Warrant. If the Promissory Note is issued as contemplated hereby and the Investor has made all required advances under the Promissory Note, on the business day following the earlier of (i) date the Promissory Note is due or (ii) the consummation of a Public Offering of the Company's Common Stock, the Company will, subject to applicable laws and regulations, execute and deliver to the Investor a warrant to purchase shares of Common Stock in the form attached hereto as Exhibit B. The number of shares of Common Stock covered by the Warrant shall be the following percentages of the Common Stock outstanding on a fully diluted basis on the date the Warrant is issued (without giving effect to the issuance of the Warrant):


         If the Warrant Issue Date Occurs       Percentage of Shares Outstanding
         --------------------------------       --------------------------------
         On or before September 3, 1998                         0.50%
         After September 3, 1998 and before                     1.00%
             December 4, 1998
         After December 4, 1998                                 2.00%

The per share purchase price to be paid on the exercise of the Warrants shall be determined as follows: (a) if the Company consummates a Public Offering on or before December 3, 1998, the per share purchase price shall be the offering price per share of Common Stock in the Public Offering; and (b) if a Public Offering does not occur before December 4, 1998, the per share purchase price shall be the average of the closing prices for a share of Common Stock on NASDAQ for the twenty business days preceding December 4, 1998.

         The Warrants issued shall expire on the fifth anniversary of the date the Warrants are issued.

         2.3. Stock Purchase Right. Subject to all applicable laws and regulations, if the Company consummates a Public Offering on or before December 3, 1998, the Investor shall have the option to purchase at the time of the closing of the Public Offering registered shares of Common Stock at a per share price equal to the per share public offering price, less the underwriting discount. The number of shares of Common Stock as to which the Investor may exercise this option is up to the number of Shares that could be acquired for $10,000,000.

         3. Closing.

         3.1. Closing Date. The sale and purchase of the Promissory Note to be issued and sold pursuant to this agreement (the "Closing") shall take place on the date hereof or such other date as the parties shall mutually agree (the "Closing Date").

         3.2. Transactions at Closings. At the Closing, the Company will deliver to the Investor the Promissory Note in the form attached hereto as Exhibit A, duly registered in such name as the Investor shall have specified in writing to the Company before the Closing Date, against the payment of the initial advance, by wire transfer to the Company in accordance with instructions provided by the Company.

         If the Closing shall not have occurred prior to June 15, 1998, because any of the conditions specified in Section 5 shall not have been fulfilled to the Investor's reasonable satisfaction or for any other reason, the Investor shall, at its election, be relieved of all obligations under this Agreement.

         4. Representations and Warranties of the Company. The Company represents and warrants that:

         4.1. Organization, Standing, Capitalization, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate the properties and to carry on the business described in the Company's Report on Form 10-K for the year ended December 31, 1997 ("Form 10-K), and to enter into this Agreement. Attached hereto as Schedule 4.1A is a complete and correct copy of the Articles of Incorporation of the Company, and all amendments thereto, substantially as the Articles of Incorporation, as amended, will be in effect at the Closing Date, and attached hereto as Schedule 4.1B is a complete and correct copy of the Bylaws of the Company as they will be in effect at the Closing Date. The Company has authorized capital stock as set forth on Schedule 4.1C. All of the outstanding shares of capital stock of the Company (as listed in Schedule 4.1C) have been duly authorized and validly issued and are fully paid and nonassessable.

         4.2. Qualification. The Company and each of its subsidiaries is duly qualified and in good standing as a foreign corporation authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, or, if not so qualified, the failure so to qualify will not have a material adverse effect on the its financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect") and will not impair the right of the Company or the applicable subsidiary to enforce any material agreement to which it is a party.

         4.3. Financial Statements; Use of Proceeds. The Company has furnished to the Investor the following financial statements:

                  (a) balance sheets of the Company and its consolidated subsidiaries as of December 31, 1997 and 1996, and statements of income and statements of income and cash flows of the Company and its consolidated subsidiaries for the years ended December 31, 1997 and 1996, with all appropriate footnotes, audited by the Company's certified public accountants; and

                  (b) balance sheets of the Company and its consolidated subsidiaries as of March 31, 1998 and 1997, and statements of income and statements of income and cash flows of the Company and its consolidated subsidiaries for the three-month periods ended March 31, 1998 and 1998, with all appropriate footnotes, certified by the President and the chief financial officer of the Company.

Such balance sheets of the Company fairly present the condition of the Company and its consolidated subsidiaries as at the respective dates indicated, and in each case reflect all liabilities, contingent or other, as at the respective dates indicated. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied.

         Attached hereto as Schedule 4.3 is a detailed statement of the purposes, including dollar amounts, to which the Company proposes to apply the proceeds of the sale of the Promissory Note to be issued and sold at the Closing.

         Neither the Company nor any subsidiary of the Company has any indebtedness for borrowed money except (i) indebtedness in an aggregate amount not in excess of $500,000 as to which there is no recourse to the Company, (ii) non-recourse indebtedness incurred in connection with the acquisition of assets in the ordinary course of business, (iii) indebtedness in the amount of

$11.9 million under the loan agreement dated as of March 12,1996, as amended, between the Company and East-West Bank, a California banking corporation and
(iv) a credit line loan to a subsidiary and guaranteed by the Company in the outstanding amount of $7,400,000 from Hawthorne Savings Bank.

         4.4. Changes, etc. Except as listed in Schedule 4.4, since December 31, 1997, there has been no material adverse change in the business or financial condition of the Company and its consolidated subsidiaries.

         4.5. Authorization; No Conflicts. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein and therein, and for the authorization, offer, issuance, sale and delivery of the Promissory Note has been taken. This Agreement is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy and other laws affecting the rights of creditors generally, and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance by the Company of this Agreement and compliance herewith, and the offer, issuance, sale and delivery of the Promissory Note will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of federal or state law to which the Company or any of its subsidiaries is subject, the Company's Articles of Incorporation, the Company's Bylaws or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company or any of its subsidiaries is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its subsidiaries pursuant to any such term.

         4.6. Authorization and Legality of the Promissory Note and the Warrant. The issuance and sale of the Promissory Note and the Warrant and the Common Stock to be issued upon exercise of the Warrant to the Investor pursuant to this Agreement have been duly authorized by the Board of Directors of the Company. No stockholder of the Company has any preemptive rights or rights of first refusal by reason of the issuance of the Warrant or the issuance of Common Stock upon exercise of the Warrant which rights have not been duly waived. No further approval or authorization of the Board of Directors or the shareholders of the Company will be required for the issuance and sale of the Promissory Note, the Warrant or the Common Stock to be issued upon exercise of the Warrant as contemplated herein. The Common Stock to be issued upon the exercise of the Warrant will be, at the time of issuance in accordance with the terms of the Warrant, validly issued and outstanding and fully paid and nonassessable. The shares issuable upon exercise of the Warrant have been reserved for issuance by all necessary corporate action on behalf of the Company.

         4.7. The Offering. Neither the Company nor anyone acting on its behalf has directly or indirectly offered the Promissory Note or the Warrant to be sold to the Investor, any part thereof, or any similar security of the Company, for sale to, or solicited any offer to buy the same from, anyone other than the Investor and other investors to whom such offers can be made without requiring the registration of the Promissory Note or the Warrant under the Securities Act of 1933, as amended (the "Act") or state securities laws.

         4.8. Options, Warrants, etc. No option, warrant or other right for the purchase of any shares of capital stock of the Company or any of its subsidiaries is presently outstanding and no authorization therefor is presently in effect, except as described in the Form 10-K or in Schedule 4.8.

         4.9. Governmental Approval. Except as described in Schedule 4.9, no consent, approval or authorization of or qualification, designation, declaration or filing with any governmental authority on the part of the Company or any of its subsidiaries is required in connection with the execution, delivery and performance by the Company of this Agreement or the offer, issue, sale and delivery of the Promissory Note or the Warrant pursuant hereto or the consummation of any other transactions contemplated hereby.

         4.10. Patents, Trademarks, etc. The Company or a subsidiary of the Company owns or possesses the patents, copyrights, trade secrets, licenses, trademarks, service marks, trade names, logos, applications and registrations therefor necessary for the conduct of the business of the Company and its subsidiaries.

         4.11. Title to Properties; Liens. Except as described in Schedule 4.11, the Company or a subsidiary of the Company has good and marketable title to all of its properties and assets, including all properties and assets reflected in the Balance Sheet, subject only to liens securing indebtedness reflected on the Balance Sheet and other liens that do not adversely affect the value of the properties and assets. Neither the Company nor any subsidiary is in violation of any law, regulation or ordinance (including laws, regulations or ordinances relating to building, zoning, environmental, city planning, land use or similar matters) relating to its property or assets which violation would have a Material Adverse Effect. All personal property and assets material to the business, operations or financial condition of the Company and its subsidiaries, and all buildings, structures and fixtures used by any of them in the conduct of their business, are in good operating condition and repair.

         4.12. Litigation, etc. Except as described in Schedule 4.12, there is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened (or any basis therefor known to the Company), that questions the validity of this Agreement, the Promissory Note, the Warrant or the Common Stock to be issued upon exercise of the Warrant or any action taken or to be taken pursuant hereto or contemplated hereby, or that might result, either in any case or in the aggregate, in any material adverse change in the business, prospects, operations, affairs or condition of the Company and its subsidiaries taken as a whole, or in any material liability on the part of the Company and its subsidiaries taken as a whole. The foregoing includes, without limiting its generality, actions pending or threatened (or any basis therefor known to the Company) involving the previous employment of any employees or prospective employees or their use in connection with the business of the Company and its subsidiaries of any information or techniques allegedly proprietary to their former employer(s).

         4.13. Compliance with other Instruments, etc. The Company nor any subsidiary is, and at the Closing will be, in violation of any provision of its articles of incorporation or bylaws, or of any loan agreement or other material agreement to which it is a party. Neither the Company nor any subsidiary is, and at the Closing will be, in violation of any instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it, including without limitation, federal or state securities laws, zoning laws and ordinances, federal labor laws and regulations, the federal Occupational Safety and Health Act and regulations thereunder, the federal Employees Retirement Income Security Act, and federal, state and local environmental protection laws and regulations, the violation of which might have a Material Adverse Effect.

         4.14. Tax Returns and Payments. All of the tax returns and reports of the Company and its subsidiaries required by law to be filed have been accurately prepared and timely filed and all taxes shown as due thereon have been paid or adequately reserved on the Company's books and reflected on the Balance Sheet. The federal income tax returns of the Company have been audited by the Internal Revenue Service for the period through December 31, 1993, and there are in effect no waivers by the Company (or on behalf of any consolidated group that includes the Company) of the applicable statutes of limitations for federal taxes for any period. No deficiency assessment or proposed adjustment of the federal, state or municipal income taxes of the Company or any of its subsidiaries is pending and the Company has no knowledge of any proposed liability for any tax to be imposed upon its properties or assets for which there is not an adequate reserve reflected in the Balance Sheet.

         4.15. Disclosure. None of (a) the Form 10-K, (b) the Company's Report on Form 10-Q for the quarter ended March 31, 1998, (c) this Agreement and any Schedule hereto or (d) any certificate or other document referenced herein or therein and furnished to the Investor by the Company contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact known to the Company relating to the business, affairs, operations, condition or prospects of the Company that materially adversely affects the same and that has not been disclosed to the Investor in writing by the Company.

         4.16. Brokers, Intermediaries and Finder's Fees. The Company (i) represents that no finder, broker, agent, financial adviser or other intermediary has acted on behalf of the Company in connection with the offering of the Promissory Note and the Warrant to be issued and sold pursuant to this Agreement or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby, and (ii) hereby agrees to indemnify and to hold the Investor harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm and the costs and expenses of defending against such liability or asserted liability, for which the Company, or any of its employees or representatives, are responsible.

         4.17. Insurance. The Company and its subsidiaries have commercial general liability insurance, products liability insurance and workers' compensation insurance in such amounts as are commercially reasonable for businesses of a similar type and size as the Company or the applicable subsidiary. The Company and each subsidiary have fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

         5. Conditions of Purchaser's Obligations.

         The Investor's obligation to purchase and pay for the Promissory Note to be delivered to the Investor at Closing is subject to the fulfillment to the Investor's reasonable satisfaction, before or at the Closing, of all of the following conditions:

         5.1. Representations and Warranties Correct. The representations and warranties of the Company made or contained herein shall be correct in all material respects at and as of the relevant Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

         5.2. Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

         5.3. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and the Investor's counsel, and the Investor or the Investor's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Investor or they may reasonably request.

         5.4. Compliance Certificate. The Investor shall have received an Officer's Certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2, applicable to the Closing, have been fulfilled.

         5.5. Opinion of Company Counsel. The Investor shall have received from White & Case, counsel for the Company, a favorable opinion, dated as of the Closing Date and satisfactory in scope and form to the Investor and the Investor's counsel, in substantially the form attached hereto as Exhibit C. Such opinion shall also cover such other matters incident to the transactions contemplated hereby as the Investor or its counsel may reasonably request.

         6. Accounting; Financial Statements and Other Information.

         6.1. Accounting. The Company will maintain a system of accounting established and administered in accordance with generally accepted accounting principles consistently followed, and will set aside on its books all such proper reserves as shall be required by generally accepted accounting principles.

         6.2. Financial Statements. For so long as the Investor holds the Promissory Note, the Company will deliver to the Investor.

                  (a) within 45 days after the end of each of the first two quarterly fiscal periods in each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of such period and consolidated statements of income and of income and cash flows of the Company and its consolidated subsidiaries for each period and, in the case of the second and third quarterly periods, for the period from the beginning of the then current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from normal year-end audit adjustments, by the President and chief financial officer of the Company and (ii) a certificate of the President or chief financial officer stating that the Company is in compliance with the covenants set forth in Section 7 herein;

                  (b) promptly upon the filing thereof, all reports and statements, if any, filed by the Company with the Securities and Exchange Commission (or any governmental authority succeeding to any of its functions) (the "Commission") or with any securities exchange; and

                  (c) with reasonable promptness, such other information and data with respect to the Company and its consolidated subsidiaries as from time to time may be reasonably requested.

         7. Other Covenants. The Company further covenants and agrees that, so long as the Promissory Note is outstanding:

                  (a) The Company shall and shall cause each of its subsidiaries (as applicable) to:

                           (1) promptly make all payments or accruals of
                  interest on the Promissory Note when due, and comply with the other provisions hereof and the provisions of the Promissory Note and the Warrant;

                           (2) comply with all applicable federal, state and
                  local laws, ordinances and regulations unless such failure to comply will not have a Material Adverse Effect;

                           (3) conduct its business in the usual and ordinary
                  course except as set forth in Schedule 7(a)(3);

                           (4) maintain its corporate existence and right to
                  carry on its business and duly procure all necessary renewals and extensions thereof and use, its best efforts to maintain, preserve and renew all such rights, powers, privileges and franchises; provided, however, that nothing herein contained shall be construed to prevent the Company or its subsidiaries from ceasing or omitting to exercise any rights, powers, privileges or franchises that in the judgment of their respective Boards of Directors can no longer be exercised in its best interests;

                           (5) keep and maintain all buildings, plants and other
                  property in such good condition, repair, and working order and supplied with all such necessary equipment as in the judgment of its Board of Directors may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this paragraph (5) shall prevent the Company or its subsidiaries from selling, abandoning or otherwise disposing of any building, plant or property whenever in the opinion of their respective Boards of Directors the retention thereof is inadvisable or not necessary to its business;

                           (6) pay and discharge promptly, or cause to be paid
                  and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) that, if unpaid, might by law become a lien or charge upon its property; provided, however, that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall be contested in good faith by appropriate proceedings and if it shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by it adequate with respect thereto;

                           (7) pay, or cause to be paid, the principal of and
                  interest on all indebtedness for borrowed monies heretofore or hereafter incurred or assumed by the Company when and as the same shall become due and payable unless such indebtedness be renewed or extended;

                           (8) faithfully observe, perform and discharge all
                  covenants, conditions and obligations that are imposed on it by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness was incurred, and not permit the occurrence of any act or omission that is or may be declared to be a default thereunder; provided, however, that the Company shall not be required to make any payment or to take any other action by reason of the provisions of this paragraph (8) if it is contesting in good faith its obligation to make such payment or to take such action and shall have set aside on its books adequate reserves (to the extent, and segregated if and to the extent, required by sound accounting practice) with respect thereto;

                           (9) provide or cause to be provided for itself
                  commercial general liability insurance, products liability insurance and workers' compensation insurance in such amounts as are commercially reasonable for businesses of similar type and size as the Company and fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed; and

                           (10) notify the Investor in writing promptly upon the
                  occurrence of any Event of Default as hereafter defined or any event that would become an Event of Default upon notice or the lapse of time, or both.

                           (11) permit the Investor or any authorized
                  representatives of such Investor, at such Investor's expense, to visit and inspect any of the properties of the Company including its books of account (and to make copies thereof and to take extracts therefrom) and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as may be reasonably requested. The rights set forth herein shall be exercised solely in furtherance of the proper interests of the Investor as an investor in the Company, and such Investor exercising its rights of inspection hereunder shall maintain, and shall procure that its agents and representatives maintain, the confidentiality of all financial and other confidential information of the Company acquired by them in exercising such rights.

                  (b) For so long as the Promissory Note is outstanding, without the Investor's prior written consent;

                           (1) the Company shall not declare, pay or set aside
                  for payment any dividend or other distribution with respect to the Common Stock or any other class of securities, or purchase or otherwise acquire any Common Stock or any other class of securities, or contract for such purchase or acquisition; and

                           (2) neither the Company nor any subsidiary of the
                  Company shall incur or assume any indebtedness for borrowed money except as set forth in Schedule 7(b).

         8. Events of Default; Remedies.

         (a) If any one or more of the following events shall occur for any reason whatsoever (whether such occurrence shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or other governmental body), it shall be deemed an Event of Default (an "Event of Default") hereunder:

                  (1) default by the Company in the due and punctual payment of the principal, interest or both on the Promissory Note when and as the same of each such obligation shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

                  (2) default by the Company in the performance or observance of any covenant, agreement or other provision of this Agreement that is not cured within a period of 30 days after written notice of such default is given to the Company;

                  (3) default by the Company in the due and punctual payment of the principal, interest or both on any indebtedness for borrowed money incurred by the Company, when and as the same shall become due and payable;

                  (4) if any representation or warranty, or any other statement of fact herein or in any writing, certificate, report or statement (including financial statement) at any time furnished to the Investor pursuant to or in connection with this Agreement, or otherwise, shall be false or misleading in any material respect when made and shall have been relied on by the Investor to its detriment;

                  (5) the Company or one of its subsidiaries becoming insolvent or unable to meet its obligations as they mature, making a general assignment for the benefit of creditors, or consenting to the appointment of a trustee or a receiver, or admitting in writing its inability to pay its debts as they mature;

                  (6) the appointment of a trustee or receiver for the Company or for a substantial part of the properties of the Company or one of its subsidiaries;

                  (7) the institution of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings by or against the Company or one of its subsidiaries and, if instituted against it, the same being consented to by the Company or a subsidiary or remaining undismissed for a period of 30 days;

                  (8) the rendering of any final judgment against the Company or one of its subsidiaries for the payment of money in an amount in excess of $100,000 that is not adequately insured against and the same remaining undischarged or unstayed for a period of 30 days;

                  (9) any substantial part of the property of the Company or one of its subsidiaries being sequestered or attached and not being returned to the possession of the Company or released from such attachment within 30 days; and

                  (10) upon the effective date of a merger, reorganization or sale of substantially all of the assets of the Company in which the shareholders of the Company immediately prior to such transaction own less than 50 percent of the voting securities of the surviving or controlling entity immediately after such transaction.

         If any such Event of Default shall occur and be continuing, the Investor may, at the Investor's option, declare the Promissory Note to be due and payable, whereupon the maturity of the then unpaid balance of the Promissory Note shall be accelerated and the principal and all interest accrued thereon shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein, in the Promissory Note to the contrary notwithstanding, and the Investor may exercise and shall have any and all remedies accorded the Investor by law.

         (b) In case any one or more Events of Default shall occur and be continuing, the Investor may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provisions contained herein, in the Promissory Note or in any document or instrument delivered pursuant to this Agreement, including but not limited to the Company's Articles of Incorporation or proceed to enforce the payment of the Promissory Note or any other legal, equitable or statutory right or remedy.

         (c) No right or remedy herein conferred upon the Investor is intended to be exclusive of any other right or remedy contained herein, therein or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise may be exercised separately or in any combination.

         (d) No course of dealing between the Company and the Investor or any failure or delay on the Investor's part in exercising any rights or remedies hereunder shall operate as a waiver of any of the Investor's rights or remedies and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         9. Representations and Warranties by the Investor; Purchase for Investment; Transfers; Legends on Certificates.

         9.1. Representations and Warranties by the Investor:

         (a) All actions on the part of the Investor for the authorization, execution, delivery and performance of by the Investor of this Agreement has been taken.

         (b) The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and an opportunity to review the Company's facilities.

         (c) The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but not necessarily a thorough or exhaustive description.

         (d) The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of prospective investment in the Securities (the Warrant and the Common Stock for which the Warrant is exercisable are collectively referred hereafter as the "Securities"). The Investor, in view of the matters set forth in this Section 9, bears the economic risk of the investment represented by the Investor's purchase of the Promissory Note and the Securities for an indefinite period.

         (e) The Investor (i) represents that no finder, broker, agent, financial adviser or other intermediary has acted on behalf of the Investor in connection with the offering of the Promissory Note and the Securities to be issued and sold pursuant to this Agreement or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby, and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm and the costs and expenses of defending against such liability or asserted liability, for which the Investor or any of its employees or representatives, are responsible.

         9.2. Purchase for Investment. The Investor represents that the Investor is an "accredited investor" within the meaning of Regulation D under the 1933 Act, is acquiring the Promissory Note and will acquire the Warrant and any Common Stock issuable upon exercise of the Warrant for the Investor's own account for investment and not with the view to the distribution thereof, except in accordance with applicable federal and state securities laws. This representation and covenant shall be deemed to have been given with respect to the Warrant and the Common Stock at the time the Warrant is issued and delivered and exercised.

         9.3. Transfers; Legends on Certificates. The Investor further recognizes that the Promissory Note and the Securities will not be registered under the 1933 Act or the securities laws of any state, the transfer of the same will be restricted under such laws, the same cannot be sold except pursuant to an effective registration statement under such laws or an available exemption from such registration, and the Promissory Note and the certificates representing the Securities shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agents not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

         9.4. Notice of Proposed Transfers. The holder of each certificate representing Securities by acceptance thereof agrees to comply in all respects with the provisions of this paragraph 9.4. Prior to any proposed sale, assignment, transfer or pledge of any Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) a transfer in compliance with Rule 144 under the 1933 Act ("Rule 144"), so long as the Company is furnished with satisfactory evidence of compliance with Rule 144, (iii) a transfer to a qualified institutional buyer in a transaction that meets the requirements of Rule 144A under the 1933 Act, (iv) transfers by any holder who is an individual to a trust for the benefit of such holder or his family, and (v) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any holder or spouse of a holder), unless there is in effect a registration statement under the 1933 Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense at the reasonable discretion of the Company an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Securities may be effected without registration under the 1933 Act. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth in paragraph 9.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the 1933 Act.

         9.5. Removal of Legends and Transfer Restrictions. The legend relating to the 1933 Act endorsed on a stock certificate or other instrument pursuant to paragraph 9.3 of this Agreement and the stop transfer instructions with respect to the Securities represented by such certificate or instrument shall be removed and the Company shall issue a certificate or instrument without such legend to the holder of such Securities if such Securities are registered under the Act and a prospectus meeting the requirements of Section 10 of the 1933 Act is available or if such holder provides to the Company an opinion of counsel for such holder of the Securities reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Securities may be made without registration and without compliance with any restriction such as Rule 144.

         10. Expenses. The Company will pay: (a) all the costs and expenses of the reproduction of this Agreement and of all agreements referenced herein; (b) all original issue taxes (including any interest and penalties in respect thereof) the issuance of the Promissory Note and the Warrant (the Company agreeing to indemnify the Investor in respect thereof), provided that the Company shall not be obligated to pay any such tax which may be payable in respect of the issuance of any of the foregoing or a certificate representing any thereof to or in the name of any person other than the Investor; (c) all costs and expenses of furnishing all opinions by counsel referenced in Section 5 and all certificates on behalf of the Company and of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (d) the cost of complying with the securities or blue sky laws of any jurisdiction with respect to the offering or sale by the Company of the Promissory Note and the Warrant; (e) the cost of delivering to such address in the United States as the Investor specifies the certificates for the Promissory Note and the Warrant purchased by the Investor; and (f) the reasonable, itemized fees, expenses and disbursements of the Investor's special counsel, Hunton & Williams, in connection with the subject matter of this Agreement and the transactions contemplated hereby.

         11. Registration Rights. With respect to the shares of Common Stock issuable upon exercise of the Warrant, the Company has granted the Investor the registration rights (the "Registration Rights") set forth in the Registration Rights Agreement dated June 3, 1998, among the Company and the Investor and the parties thereto, and such shares are deemed to be "Registrable Securities" as that term is defined therein.

         12. Survival of Representations and Warranties, etc. All agreements, representations and warranties contained herein or made in writing by the Investor or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investor or on the Investor's behalf, the sale and purchase of the Promissory Note and the Warrant and payment therefor. All statements contained in any certificate or other instrument executed and delivered by the Company or its duly authorized officers pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations by the Company hereunder.

         13. Notices. All notices, requests, consents and other communications hereunder (except as stated in the last sentence of this Section 14) shall be in writing and shall be delivered by facsimile, reliable courier, or first-class registered or certified mail, postage prepaid, (a) if to the Investor, at the Investor's address as set forth below, marked for attention as there indicated, or at such other address as may have been furnished to the Company by the Investor in writing, or (b) if to any other holder of the Promissory Note, Warrant or Common Stock, at such address as may have been furnished to the Company in writing by such holder, or, until any such other holder furnishes to the Company an address, then to, and at the address of, the last holder of the Promissory Note, Warrant or Common Stock who has so furnished an address to the Company or (c) if to the Company, at the address set forth below, or at such other address as may have been furnished to the Investor in writing by the
Company:

                  To the Company:

                           Kennedy-Wilson, Inc.
                           530 Wilshire Boulevard, #101
                           Santa Monica, California 90401

                  Copy to:

                           Richard Smith, Esq.
                           White & Case
                           633 West Sixth Street
                           Los Angeles, California  90071

                  To the Investor:

                           FBR Asset Investment Corporation
                           1001 Nineteenth Street, North
                           Arlington, Virginia 22209

                  Copy to:

                           Randolph F. Totten, Esq.
                           Hunton & Williams
                           Riverfront Plaza, East Tower
                           951 East Byrd Street
                           Richmond, Virginia 23219-4074

For purposes of computing the time periods set forth in Section 6, the date of delivery in accordance with this Section shall be deemed to be the earlier of the date received or five days after deposit in the mail. The financial statements and other reports required by Section 6 may be mailed by first-class regular mail deposited on or before the end of the applicable period.

         14. Amendments and Waivers. Except as otherwise provided herein, neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Company and the holders of at least 51% of the outstanding principal amount of the Promissory Note.

         15. Miscellaneous.

         15.1. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

         15.2. Successors and assignees. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assignees of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Promissory Note or the Warrant.

         15.3. Entire Agreement. Except as stated in Section 12, this Agreement (with the Exhibits and Schedules annexed hereto) embodies the entire agreement and understanding between the Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

         15.4. Headings of the Agreement. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         15.5. Counterparts of the Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.6. Severability of the Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         15.7. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         15.8. Commitment Fee. At the time of the first advance by Investor pursuant to this Agreement, the Company shall pay Investor $50,000.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE COMPANY:                           KENNEDY-WILSON, INC.


                                       By:      /s/  Richard Mandell
                                             -----------------------------------
                                       Name:         Richard Mandell
                                             -----------------------------------
                                       Title:        Managing Director
                                             -----------------------------------


THE INVESTOR:                          FBR ASSET INVESTMENT CORPORATION


                                       By:      /s/  William R. Swanson
                                             -----------------------------------
                                       Name:         William R. Swanson
                                             -----------------------------------
                                       Title:        Chief Operating Officer
                                             -----------------------------------